SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





     Date  of  Report  (Date  of  earliest  event  reported):     JUNE  28, 2001
                                                                  --------------



DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
----------------------------------------
(Exact Name of Registrant as Specified in its Charter)




Florida                         0-12516                    65-0624640
-------                         -------                    ----------
(State  or  Other            (Commission  File  Number)       (IRS  E.I.N.)
Jurisdiction)




615  Crescent  Executive  Court,  Fifth  Floor,  Lake  Mary,  FL 34210-2801
------------------------------------------------------------------------------
(Address  of  Principal  Executive  Offices)                    (Zip  Code)




(407)333-5300
---------------
Registrant's  telephone  number,  including  area code:

ITEM  5.  OTHER  EVENTS.

          On June 28, 2001, the Dynamic Healthcare Technologies, Inc., a Florida corporation (the "Company"), issued a press release announcing revenue and earnings guidance for the balance of fiscal year 2001 and fiscal year 2002.

          A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (a)  Not  Applicable

          (b)  Not  Applicable

          (c)  Exhibits  required  by  Item  601  of  Regulation  S-K

EXHIBIT  NO.               DESCRIPTION
------------               -----------
99.1                       Press  release,  issued  June  28,  2001, regarding
                           the announcement of revenue  and  earnings  guidance.

       [Rest of Page Intentionally Blank.  Signatures on following Page.]

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.


Date:  June  28,  2001                  By:   /s/  Brian  Greco
                                        ------------------
                                              Brian  Greco
                                              Vice  President  of  Finance  and
                                              Secretary

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT  NO.          DESCRIPTION
------------          -----------
99.1 Press release, issued June 28, 2001, regarding the announcement of revenue and earnings guidance.

                                  EXHIBIT 99.1
                                  ------------

------
Contact:     Dynamic  Healthcare  Technologies  Inc.
             Christopher  Assif  (investors)
             Chief  Executive  Officer
             cassif@dht.com
             --------------

             Bernadette  Di  Re  (media)
             Director,  Marketing
             bdire@dht.com
             -------------
             800  832  3020



                 Dynamic Announces Revenue and Earnings Guidance
  Company sees positive EBITDA in fiscal 2001 and meaningful EPS in fiscal 2002

LAKE MARY, FLORIDA - JUNE 28, 2001 - Dynamic Healthcare Technologies, Inc. (Nasdaq: DHTI), a leading provider of information technology geared to transform diagnostic medicine announced today revenue and earnings guidance for the balance of fiscal year 2001 and fiscal year 2002.

The Company expects revenues of between $25.2 million and $26 million for fiscal year 2001. The Company will sustain an operating loss in the second quarter of this year made up by non-recurring costs of approximately $488,000 associated with its previously announced restructuring and approximately $660,000 in routine non-cash charges. Beginning in the third quarter of fiscal year 2001, the Company anticipates that it will generate between $400,000 to $500,000, or $0.06 to $0.07 per share, post split in positive EBITDA (earning before interest, taxes, depreciation, and amortization). The Company expects similar EBITDA performance during the fourth quarter of fiscal year 2001.

For fiscal year 2002, the Company estimates revenue growth of between 7% to 10%, resulting in anticipated net earnings of between $0.23 to $0.32 per share post split. The Company had not previously announced estimates for either year.

Over the past several months, new management has focused the Company on rededicating itself to its core competencies of delivering sophisticated systems to manage patient diagnostic processes within laboratory, pathology and radiology departments in hospitals and ambulatory care settings. Through this process, the Company believes that it has stabilized its revenues while slashing $4 million in operating expenses and reducing its debt while continuing to invest 20% of its revenues to develop and deploy new, innovative products and services. As part of its investment in new capabilities, the Company can now deliver its entire portfolio of applications and clinical results to physician offices over the Internet. These Internet initiatives marketed under the name CoMed are beginning to generate new revenues for the Company.

                                     (more)

Dynamic  Announces  Revenue  and  Earnings  Guidance
PAGE  TWO

"We are seeing positive trends in virtually all aspects of our business," said Christopher Assif, Dynamic's Chief Executive Officer. "We believe improvements in cash flows and liquidity along with increased proposal, booking and system implementation activity will remain strong throughout fiscal year 2002," Assif added.

Dynamic Healthcare Technologies is transforming diagnostic medicine through its clinical and diagnostic workflow solutions for pathology, laboratory, and radiology services in hospitals, clinics, and ambulatory care settings. The company's systems are installed in more than 640 client locations, including half of the nation's "Best Hospitals" and 40% of the "Best Hospitals" in cancer treatment as reported in US News and World Reports magazine. Dynamic is expanding its reach even deeper into the care process through Internet-based clinical connectivity and applications service provider capabilities marketed under the name CoMed.

                                       ###

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding expected earnings, revenues, operating income, results of operations, financial performance, and future business operations. Such forward-looking statements reflect management's current expectations, beliefs, estimates, and projections regarding the Company, its industry, and future events, and are based upon certain assumptions made by management. These forward-looking statements are not guarantees of future performance and necessarily are subject to risks, uncertainties, and other factors (many of which are outside the control of the Company) which could cause actual results to differ materially from those anticipated. These risks, uncertainties, and other factors include, among others: changes in general business conditions; the effectiveness and success of our operating initiatives, business plans and strategies, new product development efforts, and marketing activities; the Company's ability to generate sufficient funds from operations or alternative financing sources in order to meet the Company's short term liquidity needs, and the potential adverse impact of a failure to obtain or retain such financing, if needed, or to obtain financing on terms that are not detrimental to the Company; unanticipated changes in the Company's relationships with its customers; risks associated with any increased competition; and other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and as described from time to time by the Company in other reports filed by it with the Securities and Exchange Commission. Any forward-looking statement speaks only to the date on which the statement is made and the Company disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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